CLEARBRIDGE DIVIDEND STRATEGY ESG ETF

Schedule of investments (unaudited)	February 28, 2021

SECURITY	SHARES	VALUE
COMMON STOCKS - 94.2%
COMMUNICATION SERVICES - 7.1%
Diversified Telecommunication Services - 1.6%
Verizon Communications Inc.	4,152	$229,606

Entertainment - 2.2%
Walt Disney Co.	1,624	307,001	*

Media - 3.3%
Comcast Corp., Class A Shares	9,017	475,376

TOTAL COMMUNICATION SERVICES		1,011,983

CONSUMER DISCRETIONARY - 3.9%
Hotels, Restaurants & Leisure - 1.9%
Starbucks Corp.	2,432	262,729

Specialty Retail - 2.0%
Home Depot Inc.	1,120	289,341

TOTAL CONSUMER DISCRETIONARY		552,070

CONSUMER STAPLES - 10.8%
Beverages - 2.1%
Coca-Cola Co.	4,816	235,936
PepsiCo Inc.	496	64,078

Total Beverages		300,014

Food Products - 3.9%
Mondelez International Inc., Class A Shares	5,056	268,777
Nestle SA, ADR	2,737	286,892

Total Food Products		555,669

Household Products - 3.6%
Colgate-Palmolive Co.	2,368	178,074
Procter & Gamble Co.	2,648	327,107

Total Household Products		505,181

Personal Products - 1.2%
Unilever PLC, ADR	3,231	168,206

TOTAL CONSUMER STAPLES		1,529,070

ENERGY - 2.2%
Oil, Gas & Consumable Fuels - 2.2%
Williams Cos. Inc.	13,929	318,138

FINANCIALS - 12.8%
Banks - 4.9%
Bank of America Corp.	9,665	335,472
PNC Financial Services Group Inc.	1,159	195,129
US Bancorp	3,201	160,050

Total Banks		690,651

See Notes to Schedule of Investments.

ClearBridge Dividend Strategy ESG ETF 2021 Quarterly Report	1

CLEARBRIDGE DIVIDEND STRATEGY ESG ETF

Schedule of investments (unaudited) (cont’d)	February 28, 2021

SECURITY	SHARES	VALUE
Capital Markets - 2.5%
BlackRock Inc.	513	$356,279

Insurance - 5.4%
American International Group Inc.	5,065	222,607
MetLife Inc.	4,097	235,987
Travelers Cos. Inc.	2,073	301,621
Total Insurance		760,215

TOTAL FINANCIALS		1,807,145

HEALTH CARE - 8.9%
Health Care Equipment & Supplies - 1.4%
Becton Dickinson and Co.	816	196,778

Health Care Providers & Services - 1.9%
UnitedHealth Group Inc.	813	270,095

Pharmaceuticals - 5.6%
Johnson & Johnson	1,840	291,567
Merck & Co. Inc.	3,952	286,994
Pfizer Inc.	6,311	211,355
Total Pharmaceuticals		789,916

TOTAL HEALTH CARE		1,256,789

INDUSTRIALS - 9.7%
Air Freight & Logistics - 2.7%
United Parcel Service Inc., Class B Shares	2,383	376,109

Commercial Services & Supplies - 1.7%
Waste Management Inc.	2,216	245,732

Electrical Equipment - 1.2%
Emerson Electric Co.	2,056	176,610

Industrial Conglomerates - 2.0%
Honeywell International Inc.	1,416	286,528

Road & Rail - 2.1%
Union Pacific Corp.	1,432	294,935

TOTAL INDUSTRIALS		1,379,914

INFORMATION TECHNOLOGY - 20.5%
IT Services - 5.7%
Cognizant Technology Solutions Corp., Class A Shares	960	70,541
Mastercard Inc., Class A Shares	969	342,880
Visa Inc., Class A Shares	1,887	400,780

Total IT Services		814,201

Semiconductors & Semiconductor Equipment - 3.5%
Broadcom Inc.	464	218,020
Texas Instruments Inc.	1,592	274,254

Total Semiconductors & Semiconductor Equipment		492,274

See Notes to Schedule of Investments.

2	ClearBridge Dividend Strategy ESG ETF 2021 Quarterly Report

CLEARBRIDGE DIVIDEND STRATEGY ESG ETF

Schedule of investments (unaudited) (cont’d)	February 28, 2021

SECURITY	SHARES	VALUE
Software - 6.7%
Microsoft Corp.	3,432	$797,528
Oracle Corp.	2,274	146,696

Total Software		944,224

Technology Hardware, Storage & Peripherals - 4.6%
Apple Inc.	5,434	658,927

TOTAL INFORMATION TECHNOLOGY		2,909,626

MATERIALS - 10.8%
Chemicals - 7.0%
Ecolab Inc.	1,575	329,742
Linde PLC	1,224	298,987	*
PPG Industries Inc.	2,703	364,418

Total Chemicals		993,147

Construction Materials - 1.8%
Vulcan Materials Co.	1,552	259,169

Containers & Packaging - 1.0%
International Paper Co.	2,793	138,672

Metals & Mining - 1.0%
Nucor Corp.	2,215	132,501

TOTAL MATERIALS		1,523,489

REAL ESTATE - 2.4%
Equity Real Estate Investment Trusts (REITs) - 2.4%
American Tower Corp.	1,071	231,475
Boston Properties Inc.	1,120	111,026

TOTAL REAL ESTATE		342,501

UTILITIES - 5.1%
Electric Utilities - 3.7%
Edison International	3,584	193,500
NextEra Energy Inc.	4,576	336,245

Total Electric Utilities		529,745

Multi-Utilities - 1.4%
Sempra Energy	1,648	191,135

TOTAL UTILITIES		720,880

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost - $10,908,401)		13,351,605

See Notes to Schedule of Investments.

ClearBridge Dividend Strategy ESG ETF 2021 Quarterly Report	3

CLEARBRIDGE DIVIDEND STRATEGY ESG ETF

Schedule of investments (unaudited) (cont’d)	February 28, 2021

SECURITY	RATE	SHARES	VALUE
SHORT-TERM INVESTMENTS - 5.7%
JPMorgan 100% U.S. Treasury Securities Money Market Fund, Institutional Class (Cost - $806,193)	0.006%	806,193	$806,193

TOTAL INVESTMENTS - 99.9% (Cost - $11,714,594)			14,157,798
Other Assets in Excess of Liabilities - 0.1%			16,372

TOTAL NET ASSETS - 100.0%			$14,174,170

*	Non-income producing security.

Abbreviation(s) used in this schedule:

ADR	— American Depositary Receipts

This Schedule of Investments is unaudited and is intended to provide information about the Fund’s investments as of the date of the schedule. Other information regarding the Fund is available in the Fund’s most recent annual or semi-annual shareholder report.

See Notes to Schedule of Investments.

4	ClearBridge Dividend Strategy ESG ETF 2021 Quarterly Report

Notes to Schedule of Investments (unaudited)

1. Organization and significant accounting policies

ClearBridge Dividend Strategy ESG ETF (the “Fund”) is a separate diversified investment series of Legg Mason ETF Investment Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The Fund is an actively managed exchange-traded fund (“ETF”). ETFs are funds that trade like other publicly-traded securities. Unlike shares of a mutual fund, which can be bought from and redeemed by the issuing fund by all shareholders at a price based on net asset value (“NAV”), shares of the Fund may be directly purchased from and redeemed by the Fund at NAV solely by certain large institutional investors who have entered into agreements with the Fund’s distributor (“Authorized Participants”). Also unlike shares of a mutual fund, shares of the Fund are listed on a national securities exchange and trade in the secondary market at market prices that change throughout the day.

Shares of the Fund are listed and traded at market prices on NASDAQ. The market price for the Fund’s shares may be different from the Fund’s NAV. The Fund issues and redeems shares at NAV only in blocks of a specified number of shares or multiples thereof (“Creation Units”). Only Authorized Participants may purchase or redeem Creation Units directly with the Fund at NAV. Creation Units are created and redeemed principally in-kind (although under some circumstances its shares are created and redeemed partially for cash). Except when aggregated in Creation Units, shares of the Fund are not redeemable securities. Shareholders who are not Authorized Participants may not redeem shares directly from the Fund at NAV.

The Fund seeks dividend income, growth of dividend income and long-term capital appreciation.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services typically use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will use the currency exchange rates, generally

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Notes to Schedule of Investments (unaudited) (continued)

determined as of 4:00 p.m. (London Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North Atlantic Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

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Notes to Schedule of Investments (unaudited) (continued)

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

ASSETS
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Common Stocks†	$13,351,605	—	—	$13,351,605
Short-Term Investments†	806,193	—	—	806,193

Total Investments	$14,157,798	—	—	$14,157,798

†	See Schedule of Investments for additional detailed categorizations.

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